UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 12, 2024

NEXTPLAT CORP
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40447	65-0783722
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3250 Mary St., Suite 410
Coconut Grove, FL 33133
(Address of principal executive offices and zip code)

(305) 560-5355
(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.0001	NXPL	The Nasdaq Stock Market, Inc.
Warrants	NXPLW	The Nasdaq Stock Market, Inc.

Item 1.01 Entry Into A Material Definitive Agreement.

Merger Agreement

On April 12, 2024, NextPlat Corp, a Nevada corporation (“Parent”) entered into a Merger Agreement and Plan of Reorganization (the “Merger Agreement”) with Progressive Care Inc, a Delaware corporation (the “Company”) and Progressive Care LLC, a Nevada limited liability company and a direct, wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Parent and the Company will enter into a business combination transaction pursuant to which the Company will merge with and into Merger Sub (the “Merger”) at the effective time of the Merger (the “Effective Time”), with Merger Sub being the surviving entity of the Merger (Merger Sub, in its capacity as the surviving entity of the Merger, is sometimes referred to herein as the “Surviving Company”).

Special Committee and Board Approval

The Merger Agreement and the transactions contemplated thereby were negotiated and approved by a Special Committee comprised of three of Parent’s independent directors, each of whom does not have an interest in such transaction, Maria Cristina Fernandez, Hector Delgado, and Louis Cusimano (the “Special Committee”).  In light of (i) the significant nature of the ownership by Parent of the Company’s securities, and (ii) the overlap in the constituency of management of  Parent and the Board, including that  Executive Chairman and Chief Executive Officer, Charles M. Fernandez, Chief Financial Officer, Cecile Munnik, and Director, Rodney Barreto, serve both the Company and Parent, the board of directors of Parent (the “Board”) formed the Special Committee on January 5, 2024, for the purpose of providing independent evaluation and negotiation, advisability and fairness, of the Merger to Parent and its stockholders, with the full power of the Board to manage, oversee, determine, and authorize the execution of the Merger Agreement, the Merger, and the other transactions contemplated thereby.

In addition, the Board affirmed the determination of the Special Committee and approved the consummation of the Merger and the execution of the Merger Agreement.

The Merger Agreement was also approved by a special committee of the Company’s board of directors, which was affirmed by the entirety of the Company’s board of directors, as well as the sole member of Merger Sub.

Conversion of Securities before the Effective Time

Immediately prior to the Effective Time, the issued and outstanding shares of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share (“Company Preferred Stock”) shall automatically be converted into 1,500,000 shares of the common stock of the Company, par value $0.001 per share (“Company Common Stock”).

Conversion of Securities at the Effective Time

The following shall occur at the Effective Time: (a) each share of Company Common Stock that is issued and outstanding immediately prior to the Effective Time shall be cancelled and converted into the number of shares of Parent’s common stock, par value $0.0001 per share (the “Parent Common Stock”) as determined by the quotient obtained by dividing (i) $2.20, or the “Company Per Share Value”, by (ii) $1.48, or the “Parent Per Share Value” (which consideration shall be referred to as the “Per Share Merger Consideration”); (b) each share of Capital Stock held in the treasury of the Company shall be cancelled without any conversion thereof and no payment or distribution shall be made with respect thereto; (c) each Company Option that is outstanding immediately prior to the Effective Time shall be assumed by Parent and converted into an option to purchase shares of Parent Common Stock; (d) each Company Warrant that remains outstanding and unexercised immediately prior to the Effective Time shall automatically be converted into a warrant to purchase shares of Parent Common Stock; and (e) each Company RSU that is outstanding immediately prior to the Effective Time shall be assumed by Parent and converted into a restricted stock unit in respect of shares of Parent Common Stock.

The Company Per Share Value was determined based upon an appraisal performed by an independent valuation firm retained by the Special Committee in connection with the negotiation of the Merger Agreement.  The Parent Per Share Value was determined based upon the daily volume weighted average price of Parent’s Common Stock for the 20-trading day period ended on the day immediately preceding the date of the Merger Agreement.

Representations and Warranties

The Merger Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type, including, among others, covenants providing for (i) certain limitations on the operation of the parties’ respective businesses prior to the consummation of the Merger, and (ii) the Company and Parent preparing and Parent filing a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”) and taking certain other actions to obtain the requisite approval of Parent’s and the Company’s stockholders to vote in favor of certain matters, including the adoption of the Merger Agreement and approval of the Merger, at stockholder meetings to be called for the approval of such matters.

Covenants and Conduct Prior to Closing

The Merger Agreement contains customary covenants by the parties thereto, including, among other things, covenants with respect to the conduct of the Company and Parent during the period between execution of the Merger Agreement and the Effective Time (the “Interim Period”). The covenants under the Merger Agreement include, among other things, the following: (i) that the Company has agreed to operate its business in the ordinary course prior to the closing of the Merger (with certain exceptions) and not to take certain specified actions without the prior written consent of Parent; and (ii) Parent has agreed to operate its business in the ordinary course prior to the closing of the Merger (with certain exceptions) and not to take certain specified actions without the prior written consent of the Company.

Lock-Up Agreements

On April 9, 2024, the Company entered into lock-up agreements with each of its directors and executive officers: Pamela Roberts, Jervis Bennet Hough, Pedro Rodriguez, Joseph Ziegler, Anthony Armas, and Elizabeth Alcaine (the “Company Lock-Up Agreements”). Additionally, separate lock-up agreements were established between the Company and the following directors and executive officers of Parent: David Phipps, Douglas Ellenoff, Robert Bedwell, Hector Delgado, Kendall Carpenter, Louis Cusimano, John E. Miller, and Maria Cristina Fernandez (the “Parent Lock-Up Agreements”). Notably, individuals serving roles in both the Company and Parent, such as Charles M. Fernandez, Cecile Munnik, and Rodney Barreto, were covered by a single lock-up agreement with the Company relating to each of their shares in both the Company and Parent (the “Hybrid Lock-Up Agreements”, together with the Company Lock-Up Agreements and Parent Lock-Up Agreements, the "Lock-Up Agreements"). All Lock-Up Agreements prohibit the aforementioned stockholders from selling, transferring, acquiring or purchasing any of the securities of either the Company or Parent during the Interim Period. Notwithstanding the Lock-Up Agreements, the directors of the Company will continue to receive any shares of Company Common Stock payable to such director as compensation pursuant to the terms of his or her director services agreement. There are no family relationships between Maria Cristina Fernandez and Charles M. Fernandez.

Conditions to Closing

The Closing is subject to certain conditions, including, among other things, (i) approval by the shareholders of the Company of the Merger, (ii) approval by the shareholders of Parent of the Merger, (iii) the Registration Statement being declared effective under the Securities Act, (iv) the Company’s delivery of officer’s certificate, and (v) Parent’s delivery of officer’s certificate.

Termination

The Merger Agreement may be terminated prior to the Effective Time under certain circumstances, including, among others, (i) by mutual written consent of either party, (ii) by either party if the Effective Time has not occurred prior to September 30, 2024, (iii) by either party in the event a governmental authority shall have issued an order having the effect of permanently restraining or otherwise prohibiting the Merger, which order is final and non-appealable, (iv) by either party if Parent Stockholders’ Meeting and any of the Parent Proposals shall fail to receive the requisite vote for approval, (v) by Parent upon the Company’s breach of any representation, warranty, agreement or covenant contained in the Merger Agreement, and such breach shall not be cured within thirty (30) days following receipt by the Company of written notice of such breach; or (vi) by the Company upon Parent’s breach of any representation, warranty, agreement or covenant contained in the Merger Agreement, and such breach shall not be cured within thirty (30) days following receipt by Parent of written notice of such breach.

The foregoing description of the Merger Agreement, the Lock-Up Agreements and the Merger does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement and Lock-Up Agreements, forms of which are attached as Exhibit 2.1 and 10.1 respectively hereto and are incorporated by reference herein. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Merger Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about the Company, Parent or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Parent’s or the Company’s public disclosures.

Item 7.01 Regulation FD Disclosure.

On April 12, 2024, Parent issued a press release announcing the execution of the Merger Agreement.  A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 attached hereto will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information About the Merger and Where to Find It

In connection with the Merger, Parent intends to file a registration statement/proxy on Form S-4 that will that also will constitute a prospectus of Parent with respect to the Parent Common Stock to be issued in the proposed transaction (the “proxy statement/prospectus”). The definitive proxy statement/prospectus (if and when available) will be delivered to Parent’s and the Company’s stockholders. Parent may also file other relevant documents regarding the proposed transaction with the SEC. Parent's shareholders and other interested persons are advised to read, when available, the proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the Merger, as these materials will contain important information about the Company, Parent and the Merger. INVESTORS AND SECURITY HOLDERS OF PARENT ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PARENT AND THE MERGER. When available, the definitive proxy statement and other relevant materials for the Merger will be mailed to shareholders of Parent as of a record date to be established for voting on the Merger and the other related proposals. Shareholders will also be able to obtain copies of the proxy statement/prospectus, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: NextPlat Corp, 3250 Mary St., Suite 410, Coconut grove, FL 33133, Attention: Chief Financial Officer, Telephone: (305) 560-5355.

Participants in the Solicitation

Parent and its directors and executive officers may be deemed participants in the solicitation of proxies from Parent’s shareholders with respect to the Merger. A list of the names of those directors and executive officers and a description of their interests in Parent is contained in Parent’s Annual Report on Form 10-K filed with the SEC on April 11, 2024 and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to NextPlat Corp, 3250 Mary St., Suite 410, Coconut grove, FL 33133, Attention: Chief Financial Officer, Telephone: (305) 560-5355. Additional information regarding the interests of such participants will be contained in the proxy statement for the Merger when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Parent in connection with the Merger. A list of the names of such directors and executive officers and information regarding their interests in the Merger will be included in the proxy statement for the Merger when available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and Parent’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and Parent’s expectations with respect to future performance and anticipated financial impacts of the Merger, the satisfaction of the closing conditions to the Merger and the timing of the completion of the Merger. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and Parent’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the Merger to fail to close; (2) the outcome of any legal proceedings that may be instituted against the Company or Parent following the announcement of the Merger Agreement and the Merger; (3) the inability to complete the Merger, including due to failure to obtain approval of the shareholders of the Company or other conditions to closing in the Merger Agreement; (4) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Merger; (5) the inability to obtain the listing of the Ordinary Shares of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the Merger; (6) the risk that the announcement and consummation of the Merger disrupts current plans and operations; (7) the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the Merger; (9) changes in applicable laws or regulations; (10) the possibility that Parent may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in the proxy statement to be filed relating to the Merger, including those under “Risk Factors” therein, and in Parent’s other filings with the SEC. There may be additional risks that Parent considers immaterial or which are unknown. Parent cautions that the foregoing list of factors is not exclusive. Parent cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Parent does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Merger. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description
2.1*	Merger Agreement and Plan of Reorganization by and among NextPlat Corp., Progressive Care LLC, and Progressive Care Inc., dated April 12, 2024
10.1	Form of Lock-Up Agreement
99.1	Press Release dated April 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*  Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and other similar attachments upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTPLAT CORP.

	By:	/s/ Charles M. Fernandez
	Name:	Charles M. Fernandez
	Title:	Executive Chairman and Chief Executive Officer

Dated: April 17, 2024